SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2003

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320,
Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s telephone number, including area code:	(714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated November 25, 2003.

Item 9. Regulation FD Disclosure

     On November 25, 2003, CardioGenesis issued a press release announcing an update on the FDA review of its PMR system.

     The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 9, and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities thereunder. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: November 25, 2003	By:	/s/ CHRISTINE G. OCAMPO Christine G. Ocampo Acting Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated November 25, 2003.